UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020 diamedica therapeutics inc.

(Exact name of registrant as specified in its charter)

British Columbia	001-36291	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Carlson Parkway, Suite 260 Minneapolis, Minnesota	55447
(Address of principal executive offices)	(Zip Code)

(763) 496-5454

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Voting common shares, no par value per share	DMAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02.     Results of Operations and Financial Condition.

On May 13, 2020, DiaMedica Therapeutics Inc. (the “Company”) announced its consolidated financial results for the three months ended March 31, 2020. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of Item 2.02 of this report.

The information contained in Item 2.02 of this report and Exhibit 99.1 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 7.01.     Regulation FD Disclosure.

On May 13, 2020, the Company announced top-line results of its Phase II ReMEDy trial assessing the safety, tolerability and therapeutic potential of DM199 in patients suffering from acute ischemic stroke. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of Item 7.01 of this report.

On May 13, 2020, the Company made available an investor presentation in connection with the announcement of top-line results of its Phase II ReMEDy trial. A copy of the investor presentation is furnished as Exhibit 99.3 to this Current Report on Form 8-K and the information set forth therein is incorporated herein by reference and constitutes a part of Item 7.01 of this report.

The information contained in Item 7.01 of this report and Exhibit 99.2 and Exhibit 99.3 to this report shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act and shall not be incorporated by reference into any filings made by the Company under the Securities Act or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01.     Other Events.

On May 13, 2020, the Company announced top-line results of its Phase II ReMEDy trial assessing the safety, tolerability and markers of therapeutic efficacy of DM199 in patients suffering from acute ischemic stroke. The Company announced that DM199, a drug intended to restore Kallikrein-1 protein (“KLK1”) levels and the body’s natural ability to regulate blood flow and reduce inflammation after an acute ischemic stroke, achieved primary safety and tolerability endpoints and no DM199-related serious adverse events were noted in the study. The Company also announced that there was also a demonstrated therapeutic effect in subjects who received tissue plasminogen activator (“tPA”) prior to enrollment, but not in participants receiving mechanical thrombectomy, according to top-line Phase II results.

Item 9.01     Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 13, 2020 providing a business update and reporting first quarter 2020 financial results (furnished herewith)
99.2	Press Release dated May 13, 2020 providing top-line results of DiaMedica Therapeutics, Inc.’s Phase II ReMEDy trial (furnished herewith)
99.3	Investor Presentation issued by DiaMedica Therapeutics, Inc. in connection with the release of its top-line results of its Phase II ReMEDy trial (furnished herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMEDICA THERAPEUTICS INC.

By:	/s/ Scott Kellen
Scott Kellen
Chief Financial Officer and Secretary

Dated: May 13, 2020